UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2014

Cole Credit Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51962	20-0939158
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

Letter to Stockholders
On January 31, 2014, Cole Capital sent a letter to the stockholders of Cole Credit Property Trust, Inc. (the “Company”) and to broker-dealers and financial advisors announcing the new estimated per share value of the Company’s common stock, discussed in greater detail below, and other recent developments. A copy of the letter is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Determination of Estimated Per Share Value
The Company is reporting an estimated per share value of its common stock for purposes of assisting fiduciaries of plans subject to the annual reporting requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and IRA trustees or custodians, in preparing reports relating to an investment in the Company’s shares. The Company’s board of directors (the “Board”) established an estimated value of the Company’s common stock, as of December 31, 2013, of $6.55 per share. The previously reported estimated values of the Company’s common stock established by the Board are set forth below:

Estimated Value Per Share	Effective Date of Valuation
$7.75	December 31, 2012
$7.95	December 31, 2011
$7.65	December 31, 2010
$7.65	December 31, 2009
In determining the most recent estimated value of the Company’s shares, the Board considered information and analysis, including valuation materials that were provided by Duff & Phelps, LLC (“Duff & Phelps”), an independent global valuation advisory and corporate finance consulting firm that specializes in providing real estate valuation services, and information provided by the Company’s advisor, Cole REIT Advisors, LLC (“Cole Advisors”). The materials provided by Duff & Phelps included a range of net asset values (“NAV”) of the Company’s shares, and the Board believes that the use of the “NAV methodology,” as discussed below, as the primary or sole indicator of value is becoming more widely accepted as a best practice in the valuation of non-traded real estate investment trust (“REIT”) shares. In addition, the Board determined that the NAV methodology was the most appropriate valuation methodology based on the size of the Company’s portfolio, as it may be more likely that a potential liquidity transaction would occur through individual or portfolio asset sales rather than through a listing of the Company’s shares on a national securities exchange or other significant sale of the Company’s equity securities. Additionally, the Board considered transaction costs that may be incurred in liquidating the portfolio, such as broker costs, loan assumption costs and fees, and potential loan prepayment costs, among others, in estimating the value of the Company’s shares. Based on these considerations, the Board established an estimated value of the Company’s common stock, as of December 31, 2013, of $6.55 per share. This estimated value is within the $6.33 to $7.72 per share valuation range calculated by Duff & Phelps using the NAV methodology. If the Board had used one or more different valuation methods, it may have made a different determination regarding the estimated value of the Company’s shares. The Board is solely responsible for the establishment of the per share estimated value.
Methodology
In preparing its valuation materials, Duff & Phelps, among other things:

•	reviewed financial and operating information requested from, or provided by, the Company;

•	researched the market by means of publications and other resources to measure current market conditions, supply and demand factors, and growth patterns and their effect on the subject properties;

•
reviewed and discussed with senior management of the Company the historical and anticipated future financial performance of the properties, including the review of forecasts prepared by the Company; and

•	performed such other analyses and studies, and considered such other factors, as Duff & Phelps considered appropriate.
In determining the range of values of the Company’s shares using the NAV methodology, Duff & Phelps utilized two approaches in valuing the Company’s real estate assets that are commonly used in the commercial real estate industry. The following is a summary of the NAV methodology and the valuation approaches discussed in the materials provided by Duff & Phelps:

NAV Methodology - The NAV methodology determines the value of the Company by determining the estimated market value of the Company’s entity level assets, including real estate assets, and subtracting the market value of its entity level liabilities, including its mortgage debt. The materials provided by Duff & Phelps to estimate the value of the real estate assets were prepared using discrete estimations of “as is” market valuations for each of the properties in the Company’s portfolio using the income capitalization approach as the primary indicator of value and the sales comparison approach as a secondary approach to value, as discussed in greater detail below. From the aggregate values of the individual properties, Duff & Phelps made adjustments to reflect balance sheet assets and liabilities. The resulting amount, which is the estimated NAV of the portfolio, is divided by the number of common shares outstanding to determine the estimated NAV per share.
Income Capitalization Approach - DCF - The income capitalization approach simulates the reasoning of an investor who views the cash flows that would result from the anticipated revenue and expense on a property throughout its lifetime. The net income developed in Duff & Phelps’ analysis was the balance of potential income remaining after vacancy and collection loss, and operating expenses. This net income was then capitalized at an appropriate rate to derive an estimate of value (the “Direct Capitalization Method”) or discounted by an appropriate yield rate over a typical projection period in a discounted cash flow analysis (the “DCF Method”). Thus, two key steps were involved: (1) estimating the net income applicable to the subject property and (2) choosing appropriate capitalization rates and discount rates.
Duff & Phelps utilized the Direct Capitalization Method for the 12 properties in the Company’s portfolio with more than 10 years remaining on their leases and the DCF Method for the 27 remaining properties.
Sales Comparison Approach - The sales comparison approach estimates value based on what other purchasers and sellers in the market have agreed to as price for comparable improved properties. This approach is based upon the principle of substitution, which states that the limits of prices, rents, and rates tend to be set by the prevailing prices, rents, and rates of equally desirable substitutes.
Utilizing the NAV methodology, including use of the two approaches to valuing the Company’s real estate assets noted above, when divided by the 10,090,951 shares of the Company’s common stock outstanding on December 31, 2013, resulted in a valuation range of $6.33 to $7.72 per share.
Cole Advisors also provided additional information to assist the Board in making its determination of an estimated per share value of the Company’s common stock. Cole Advisors discussed its continued active management of the Company’s portfolio. Cole Advisors noted that, pursuant to the Company’s charter, if the Company does not list its shares on a national securities exchange on or before February 1, 2016, the Board is required to either seek stockholder approval of an amendment or extension of this listing deadline, or seek stockholder approval to adopt a plan of liquidation. Accordingly, Cole Advisors has begun assisting the Board in gathering information for the purpose of investigating potential liquidity strategies. Cole Advisors and the Board discussed current conditions in the commercial real estate market and the transaction costs that may be incurred in liquidating the Company’s portfolio, such as broker costs, loan assumption costs and fees, and potential loan prepayment costs. The Board considered the potential impact of these transaction costs on the net proceeds to be received by stockholders in a liquidity transaction. The Board determined that, although transaction costs were not reflected in its previous determinations of the Company’s estimated share value, it would be appropriate to reflect the potential impact of such costs in the estimated per share value of the Company’s common stock as of December 31, 2013 in light of the aforementioned charter provision and the investigation of potential liquidity strategies. Based on these considerations and the information provided by Duff & Phelps and Cole Advisors, the Board determined to establish the estimated value of the Company’s common stock, as of December 31, 2013, at $6.55 per share.
Limitations of the Estimated Share Value
As with any valuation methodology, the NAV methodology used by the Board in reaching an estimate of the value of the Company’s shares is based upon a number of estimates, assumptions, judgments and opinions that may, or may not, prove to be correct. The use of different estimates, assumptions, judgments or opinions may have resulted in significantly different estimates of the value of the Company’s shares. In addition, the Board’s estimate of share value is not based on the book values of the Company’s real estate, as determined by generally accepted accounting principles, as the Company’s book value for most real estate is based on the amortized cost of the property, subject to certain adjustments. Furthermore, the actual costs that may be incurred by the Company in connection with a liquidity event may be different from the potential costs considered by the Board in making its determination of value.

As a result, there can be no assurance that:

•	any stockholder will be able to realize the estimated share value upon attempting to sell their shares;

•
the Company will be able to achieve, for its stockholders, the estimated value per share upon a listing of the Company’s shares of common stock on a national securities exchange, a merger of the Company, or a sale of the Company’s portfolio; or

•
the estimated share value, or the methodology relied upon by the Board to estimate the share value, will be found by any regulatory authority to comply with ERISA, the Internal Revenue Code or other regulatory requirements.

Furthermore, the estimated value of the Company’s shares was calculated as of a particular point in time. The value of the Company’s shares will fluctuate over time as a result of, among other things, developments related to individual assets and responses to the real estate and capital markets.
Additional Information Regarding Engagement of Duff & Phelps
Duff & Phelps’s valuation materials were addressed solely to the Company to assist the Board in establishing an estimated value of the Company’s common stock. Duff & Phelps’s valuation materials provided to the Company do not constitute a recommendation to purchase or sell any shares of the Company’s common stock or other securities. Duff & Phelps’s valuation materials were not addressed to the public and should not be relied upon by any other person to establish an estimated value of the Company’s common stock. The estimated value of the Company’s common stock may vary depending on numerous factors that generally impact the price of securities, the financial condition of the Company and the state of the real estate industry more generally, such as changes in economic or market conditions, changes in interest rates, changes in the supply of and demand for commercial real estate properties and changes in tenants’ financial condition.
In connection with its review, while Duff & Phelps reviewed the information supplied or otherwise made available to it by the Company for reasonableness, Duff & Phelps assumed and relied upon the accuracy and completeness of all such information and of all information supplied or otherwise made available to it by any other party, and did not undertake any duty or responsibility to verify independently any of such information. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with Duff & Phelps, Duff & Phelps assumed that such forecasts and other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company, and relied upon the Company to advise Duff & Phelps promptly if any information previously provided became inaccurate or was required to be updated during the period of its review.
In preparing its valuation materials, Duff & Phelps did not, and was not requested to, solicit third party indications of interest for the Company in connection with possible purchases of the Company’s securities or the acquisition of all or any part of the Company.
In performing its analyses, Duff & Phelps made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond Duff & Phelps’s control and the control of the Company. The analyses performed by Duff & Phelps are not necessarily indicative of actual values, trading values or actual future results of the Company’s common stock that might be achieved, all of which may be significantly more or less favorable than suggested by such analyses. The analyses do not reflect the prices at which companies may actually be sold, and such estimates are inherently subject to uncertainty. As stated above, the Board considered other factors in establishing the estimated value of the Company’s common stock in addition to the materials prepared by Duff & Phelps. Consequently, the analyses contained in the Duff & Phelps materials should not be viewed as being determinative of the Board’s estimate of the value of the Company’s common stock.
Duff & Phelps’s materials were necessarily based upon market, economic, financial and other circumstances and conditions existing prior to December 31, 2013, and any material change in such circumstances and conditions may have affected Duff & Phelps’s analysis, but Duff & Phelps does not have, and has disclaimed, any obligation to update, revise or reaffirm its materials as of any date subsequent to December 31, 2013.
For services rendered in connection with and upon the delivery of its valuation materials, the Company paid Duff & Phelps a customary fee. The Company also agreed to reimburse Duff & Phelps for its expenses incurred in connection with its services, and will indemnify Duff & Phelps against certain liabilities arising out of its engagement. With the exception of this engagement, Duff & Phelps has not performed any other services for the Company. In the past two years, neither Duff & Phelps nor its affiliates have provided any financial advisory and commercial real estate services to other Cole-sponsored REITs and affiliates of Cole Advisors.

Share Redemption Program
The Company’s share redemption program provides that the Board must determine at the beginning of each fiscal year the maximum amount of shares that the Company may redeem during that year. The Board has determined that the Company will not redeem any shares pursuant to its share redemption program during the year ending December 31, 2014.
Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about the Company’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Duff & Phelps relied on forward-looking information, some of which was provided by or on behalf of the Company, in preparing its valuation materials. Therefore, neither such statements nor Duff & Phelps’s valuation materials are intended to, nor shall they, serve as a guarantee of the Company’s performance in future periods. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and it does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
The information in Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section; and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, unless it is specifically incorporated by reference therein.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Letter to Company stockholders and to broker-dealers and financial advisors dated January 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2014	COLE CREDIT PROPERTY TRUST, INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Letter to Company stockholders and to broker-dealers and financial advisors dated January 31, 2014.